                                                                  Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and David J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof. The authority of this Power of Attorney shall be effective upon the consummation of the merger of U.S. Bancorp, an Oregon corporation, with and into First Bank System, Inc., a Delaware corporation and renamed "U.S. Bancorp".

      Signature                    Title                         Date
      ---------                    -----                         ----

  /s/ John F. Grundhofer           President, Chief Executive   August 1, 1997
------------------------------     Officer and Director
John F. Grundhofer                 (principal executive
                                   officer)


  /s/ Susan E. Lester
------------------------------     Executive Vice President     August 1, 1997
Susan E. Lester                    and Chief Financial
                                   Officer (principal
                                   financial officer)


------------------------------     Senior Vice President
David J. Parrin                    and Controller
                                   (principal accounting
                                   officer)


/s/ Linda L. Ahlers                Director                     August 1, 1997
------------------------------
Linda L. Ahlers


/s/ Harry L. Bettis                Director                     July 11, 1997
------------------------------
Harry L. Bettis


/s/ Gerry B. Cameron               Chairman and Director        July 28, 1997
------------------------------
Gerry B. Cameron

      Signature                    Title                         Date
      ---------                    -----                         ----

/s/ Carolyn Silva Chambers         Director                     July 10, 1997
------------------------------
Carolyn Silva Chambers


/s/ Arthur D. Collins, Jr.         Director                     August 1, 1997
------------------------------
Arthur D. Collins, Jr.


/s/ Peter H. Coors                 Director                     August 1, 1997
------------------------------
Peter H. Coors


/s/ Franklin G. Drake              Director                     July 22, 1997
------------------------------
Franklin G. Drake


/s/ Robert L. Dryden               Director                     July 10, 1997
------------------------------
Robert L. Dryden


/s/ John B. Fery                   Director                     July 10, 1997
------------------------------
John B. Fery


/s/ Joshua Green III               Director                     July 16, 1997
------------------------------
Joshua Green III


/s/ Roger L. Hale                  Director                     August 1, 1997
------------------------------
Roger L. Hale


/s/ Delbert W. Johnson             Director                     August 1, 1997
------------------------------
Delbert W. Johnson


/s/ Norman M. Jones                Director                     August 1, 1997
------------------------------
Norman M. Jones


/s/ Richard L. Knowlton            Director                     August 1, 1997
------------------------------
Richard L. Knowlton

      Signature                    Title                         Date
      ---------                    -----                         ----

/s/ Jerry W. Levin                 Director                     August 1, 1997
------------------------------
Jerry W. Levin


/s/ Kenneth A. Macke               Director                     August 1, 1997
------------------------------
Kenneth A. Macke


/s/ Allen T. Noble                 Director                     July 15, 1997
------------------------------
Allen T. Noble


/s/ Edward J. Phillips             Director                     August 1, 1997
------------------------------
Edward J. Phillips


/s/ Paul A. Redmond                Director                     July 11, 1997
------------------------------
Paul A. Redmond


/s/ S. Walter Richey               Director                     August 1, 1997
------------------------------
S. Walter Richey


/s/ Richard L. Robinson            Director                     August 1, 1997
------------------------------
Richard L. Robinson


/s/ N. Stewart Rogers              Director                     July 10, 1997
------------------------------
N. Stewart Rogers


                                   Director
------------------------------
Richard L. Schall


/s/ Walter Scott, Jr.              Director                     August 1, 1997
------------------------------
Walter Scott, Jr.


/s/ Benjamin R. Whiteley           Director                     July 14, 1997
------------------------------
Benjamin R. Whiteley


                                        3